After recording, please return by mail to:

LOEB & LOEB LLP
345 Park Avenue
New York, New York 10154
Attention:  Scott Giordano, Esq.   Recorder's Use

               DEED OF TRUST, ASSIGNMENT OF RENTS,
              SECURITY AGREEMENT AND FIXTURE FILING

          THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING made as of the 22nd day of July, 2005, by AMERICAN WATER STAR, INC., a Nevada corporation, having a mailing address of 4560 S. Decatur Boulevard, Suite 301, Las Vegas, Nevada, (the "Grantor" or "Trustor"), to Chicago Title Insurance Company, having a mailing address of 9747 North 90th Place, Suite 107, Scottsdale, Arizona 85258 (the "Trustee") for the benefit of LAURUS MASTER FUND, LTD., having a mailing address of 825 Third Avenue, 14th Floor, New York, New York (the "Beneficiary").

          WITNESSETH, pursuant to a certain Securities Purchase Agreement dated as of October 26, 2004 by and between the Grantor and the Beneficiary (the `Purchase Agreement'), the Grantor agreed to sell to the Beneficiary and Beneficiary agreed to purchase from the Grantor a note in the aggregate principal amount of $5,000,000 (the "Original Note"). The Original Note shall mature on October 26, 2007 (the "Maturity Date").

          WITNESSETH, certain events of default have occurred under the Purchase Agreement and pursuant to a certain Forbearance Agreement (the "Forbearance Agreement") dated as of the date hereof between the Grantor and the Beneficiary, the Beneficiary has agreed to forbear from exercising certain of its rights and remedies under the Purchase Agreement and the Original Note.

          WITNESSETH, in connection with the execution of the Forbearance Agreement, the Grantor has agreed to make and the Beneficiary has agreed to receive a note in favor of the Beneficiary in the original principal amount of One Million Two Hundred Eighty-Six Thousand Ninety-Eight and 61/100 ($1,286,098.61) (the "Additional Note", together with the Original Note, collectively, the "Notes") which amount represents all accrued but unpaid interest, fees and expenses owing by the Grantor to the Beneficiary pursuant to the terms of the Purchase Agreement and the Original Note.

          WITNESSETH, that to secure the payment of all amounts due and owing under the Notes, the Purchase Agreement and the Related Agreements (as defined in the Purchase Agreement) as said Notes, Purchase Agreement and Related Agreements may be hereinafter modified, amended, extended, renewed or substituted for, and any and all sums, amounts and expenses paid hereunder or thereunder by the Beneficiary according to the terms hereof and all other obligations and liabilities of the Grantor under this Deed of Trust, the Notes, the Purchase Agreement and the Related Agreements together with all interest on the said indebtedness, obligations, liabilities, sums, amounts and expenses and any and all other obligations and liabilities now due and owing or which may hereafter be or become due and owing by the Grantor or any guarantor of the Grantor to the Beneficiary (all of the aforesaid are hereinafter collectively, the `Indebtedness'), the Grantor, as hereinafter provided, hereby grants, bargains, sells, warrants, conveys, alienates, remises, releases, assigns, sets over and confirms to the Trustee and grants to the Trustee a security interest in:

          I. All of the right, title and interest of the Grantor in and to that certain lot, piece or parcel of land (the
`Real Property') more particularly described as on Schedule `A' annexed hereto and made a part hereof; and

          II. All of the right, title and interest of the Grantor in and to the buildings and improvements (hereinafter, collectively, together with all building equipment, the `Improvements') now or hereafter located on the Real Property and all of its right, title and interest, if any, in and to the streets and roads abutting the Real Property to the center lines thereof, and strips and gores within or adjoining the Real Property, the air space and right to use said air space above the Real Property, all rights of ingress and egress by motor vehicles to parking facilities on or within the Real Property, all easements now or hereafter affecting the Real Property or the Improvements, all royalties and all rights appertaining to the use and enjoyment of the Real Property or the Improvements, including, without limitation, alley, drainage, crop, timber, agricultural, horticultural, mineral, water, oil and gas rights; and

          III. All of the right, title and interest of the Grantor in and to all fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, or contained in, the Real Property and/or the Improvements or placed on any part thereof, though not attached thereto, including, but not limited to, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerator and/or compacting and elevator plants, stoves, ranges, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings and fixtures, and the trade name, good will and books and records relating to the business operated on the Real Property and/or the Improvements. Without limiting the foregoing, the Grantor hereby grants to the Beneficiary a security interest in all of its present and future `equipment' and `general intangibles' (as said quoted terms are defined in the Uniform Commercial Code of the State wherein the Real Property and/or the Improvements are located) and the Beneficiary shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertakings made by the Grantor to the Beneficiary, all of the rights and remedies of a `secured party' under the said Uniform Commercial Code. To the extent permitted under applicable law, this Deed of Trust shall be deemed to be a `security agreement' (as defined in the aforesaid Uniform Commercial Code). If the lien of this Deed of Trust is subject to a security interest covering any such personal property, then all of the right, title and interest of the Grantor in and to any and all such property is hereby assigned to the Beneficiary, together with the benefits of all deposits and payments now or hereafter made thereon by the Grantor; and

          IV. All of the right, title and interest of the Grantor in and to all leases, lettings and licenses of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, now or hereafter entered into and all right, title and interest of the Grantor thereunder, including, without limitation, cash and securities deposited thereunder, the right to receive and collect the rents, issues and profits payable thereunder and the right to enforce, whether by action at law or in equity or by other means, all provisions, covenants and agreements thereof; and

          V. All right, title and interest of the Grantor in and to all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Grantor and all proceeds of the conversion, voluntary or involuntary, of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby or any easement therein, including, but not limited to, awards for any change of grade of streets; and

          VI. All right, title and interest of the Grantor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of and all additions and appurtenances to the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, hereafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, and all conversions of the security constituted thereby which, immediately upon such acquisition, release, construction, assembling, placement or conversion as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by the Grantor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described herein (the Real Property and the Improvements, together with the fixtures and other property, rights, privileges and interests encumbered or conveyed hereby hereinafter, collectively, the `Premises').

          TO HAVE AND TO HOLD the Premises unto the Trustee and his heirs, successors and assigns forever.

          IN TRUST, to secure the payment in full to the Beneficiary of the Indebtedness, and the performance of all covenants and agreements in the Notes and this Deed, whereupon this Deed of Trust shall cease and be void and the Premises shall be released at the cost of the Grantor.

          AND the Grantor covenants and agrees as follows:

                           ARTICLE I

         Representations and Warranties of the Grantor

          The Grantor represents and warrants to the Beneficiary as follows:

          Section 1.01. Title to the Premises. (i) The right, title and interest of the Grantor constitutes good, marketable and insurable title to the Premises free and clear of all liens other than those set forth on Schedule A attached hereto; (ii) the Grantor has full power and lawful authority to encumber the Premises in the manner and form set forth hereunder; (iii) the Grantor owns all fixtures and articles of personal property now or hereafter comprising part of the Premises, subject to the rights of space tenants in and to any such fixtures, personal property or installations, including any substitutions or replacements thereof free and clear of all liens and claims other than the matters set forth in this Section; (iv) this Deed of Trust is and will remain a valid and enforceable first lien on the Premises; and (v) the Grantor will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whatsoever.

          Section 1.02. Deed of Trust Authorized. The execution and delivery of this Deed of Trust and the Notes have been duly authorized by the directors of the Grantor and there is no provision in the certificate of incorporation or by-laws of the Grantor requiring further consent for such action by any other entity or person. The Grantor is duly organized, validly existing and is in good standing under the laws of the state of its formation, and has (i) all necessary licenses, authorizations, registrations, permits and/or approvals and (ii) full power and authority to own its properties and carry on its business as presently conducted and the execution and delivery by it of, and performance of its obligations under, this Deed of Trust and the Notes will not result in the Grantor being in default under any provision of its certificate of incorporation or by-laws or of any mortgage, lease, credit or other agreement to which it is a party or which affects it or the Premises, or any part thereof.
Section 1.03. Flood Insurance Status. The Premises are not located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards pursuant to the terms of the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as same may have been amended to date.

         Section 1.04. Operation of the Premises. (i) The Grantor has all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation of the Premises or any part thereof, including but not limited to, a Permanent Certificate of Occupancy and, if applicable, a Board of Fire Underwriters Certificate for the Improvements and all required environmental permits, all of which as of the date of the signing hereof are in full force and effect and not, to the knowledge of the Grantor, subject to any revocation, amendment, release, suspension, forfeiture or the like, (ii) the present use and/or occupancy of the Premises and/or Improvements does not conflict with or violate any such certificate, license, authorization, registration, permit and/or approval, or any applicable law, ordinance, statute, rule, order, requirement or regulation and (iii) the Grantor has delivered to the Beneficiary, prior to the signing hereof, duplicate originals or appropriately certified copies of all such certificates, licenses, authorizations, registrations, permits and/or approvals.

                             ARTICLE II

                     Covenants of the Grantor

          Section 2.01. Payment of the Indebtedness. The Grantor will punctually pay the Indebtedness in same day funds as provided herein and in the Notes, all in the coin and currency of the United States of America which is legal tender for the payment of public and private debts.

          Section 2.02.  Maintenance of the Improvements.

               (i) The Grantor shall maintain the Improvements in good repair, shall comply with the requirements of any governmental authority claiming jurisdiction over the Premises within the lesser of thirty (30) days after an order (an `Order') containing such requirement has been issued by any such authority (unless such requirement cannot be complied with within such thirty (30) day period, in which event Grantor shall have such longer period as necessary to cause compliance provided, however, that Grantor shall promptly commence and diligently prosecute to completion such compliance and provided, further, that such period shall not exceed the time required pursuant to the terms of such Order) or the time required pursuant to the terms of such Order and shall permit the Beneficiary to enter upon the Improvements and inspect the Improvements at all reasonable hours and without prior notice. The Grantor shall not, without the prior written consent of the Beneficiary, threaten, commit, permit or suffer to occur any waste, material alteration, demolition or removal of the Improvements or any part thereof; provided, however, that fixtures and articles of personal property owned by Grantor may be removed from the Improvements if the Grantor concurrently therewith replaces same with equivalent items which do not reduce the value of the Premises or the Improvements, free of any lien, charge or claim superior to the lien and/or security interest created hereby.

               (ii) Nothing in this Section 2.02 shall require the compliance by the Grantor with any Order so long as (a) the failure so to do shall not be a default or event of default under any deed of trust, mortgage or security agreement affecting the Premises, any part thereof or interest therein, (b) the failure so to do shall not result in the voiding, rescission or invalidation of the certificate of occupancy or any other license, certificate, permit or registration in respect of the Premises, (c) the failure so to do shall not prevent, hinder or interfere with the lawful use and occupancy of the entirety of the Improvements for their present use and occupancy, (d) the failure so to do shall not void or invalidate any insurance maintained by the Grantor in respect of the Premises, or result in an increase of any premium therefor or a decrease in any coverage provided thereby, and (e) the Grantor in good faith and at its own expense shall contest the Order or the validity thereof by appropriate legal proceedings, which proceedings must operate to prevent (1) the occurrence of any of the events described in the preceding clauses (a) through (d) of this paragraph (ii) and (2) the collection or other realization on any sums due or payable as a consequence of the Order, the sale of any lien arising in respect of the Order, and/or the sale or forfeiture of the Premises, any part thereof or interest therein, or the sale of any lien connected therewith; provided that during such contest the Grantor shall, at the option of the Beneficiary, provide security satisfactory to the Beneficiary assuring the discharge of the Grantor's obligations hereunder and of any interest, charge, fine, penalty, fee or expense arising from or incurred as a result of such contest; and provided further if at any time compliance with any obligation imposed upon the Grantor by the Order shall become necessary to prevent (1) the occurrence of any of the events described in clauses (a) through (d) of this paragraph (ii) or (2) the delivery of a deed conveying the Premises or any portion thereof or interest therein because of noncompliance, or the sale of a lien in connection therewith, or
(3) the imposition of any penalty, fine, charge, fee, cost or expense on the Beneficiary, then the Grantor shall comply with the Order in sufficient time to prevent the occurrence of any such events, the delivery of such deed or the sale of such lien, or the imposition of such penalty, fine, charge, fee, cost or expense on the Beneficiary.

          Section 2.03. Insurance; Coverage. The Grantor shall keep the Improvements insured against (i) damage by fire and the other hazards covered by the standard extended coverage all risk insurance policy, and (ii) damage by vandalism, malicious mischief, and such other hazards against which the Beneficiary shall require insurance, and each policy of insurance required pursuant to this Section 2.03 shall be endorsed to name the Beneficiary as a mortgagee-loss payee thereunder, as its interest may appear, with loss payable to the Beneficiary without contribution or assessment, under a New York Standard Beneficiary
Clause. All insurance policies and endorsements required pursuant to this Section 2.03 shall be fully paid for, nonassessable and contain such provisions (including, without limitation, inflation guard and replacement cost endorsements) and expiration dates and shall be in such form and amounts and issued by such insurance companies with a rating of `A' or better as established by Best's Rating Guide, or an equivalent rating with such other publication of a similar nature as shall be in current use, or such other companies, as shall be approved by the Beneficiary. In addition to the insurance policies above described, the Grantor shall keep and maintain in effect insurance policies in respect of rental loss, Workmen's
Compensation, employees' liability coverage, comprehensive public liability insurance (including contractual coverage), boiler and machinery, and such other insurance as the Beneficiary may require; all in such form, with such coverage, in such amounts and issued by such insurance companies with a rating of `A' or better as established by Best's Rating Guide or equivalent rating of such other publications of similar nature as shall be in current use, as shall be approved by the Beneficiary. Without limiting the foregoing, each policy of insurance required hereunder shall provide that such policy may not be cancelled, expire, or be terminated (whether due to nonpayment of premiums, surrender by the insured, or other reason) except upon thirty
(30) days' prior written notice to the Beneficiary and that no act or thing done by the Grantor shall invalidate the policy as against the Beneficiary. In addition, the Beneficiary may require the Grantor to carry such other insurance on the Improvements in such amounts as may from time to time be reasonably required by institutional lenders, against insurable casualties (including, without limitation, risks of war and nuclear explosion) which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the site and the type of the building, the type of construction, the stage of construction, location, utilities and occupancy or any replacements or substitutions therefor. The
Grantor shall additionally keep the Improvements insured against loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which the Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended or modified (and any successor acts thereto) in an amount at least equal to the outstanding Indebtedness or the maximum limit of coverage available with respect to the Improvements under said Act, whichever is less, and in a company or companies to be approved by the Beneficiary. In all events and without a modification of or limitation on the foregoing the Grantor will assign and deliver the policy or policies (or true copies thereof) of all such insurance to the Beneficiary, which policy or policies shall have endorsed thereon the New York Standard Beneficiary Clause
(provided, however, the Beneficiary shall have thirty (30) days' notice from the insurer prior to the expiration, cancellation or termination (for any reason whatsoever) of any policy) in the name of the Beneficiary, so and in such manner and form that the Beneficiary and its successors and assigns shall at all times have and hold said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. In addition, from time to time, upon the occurrence of any change in the use, operation or value of the Premises or any part thereof, or in the availability of insurance in the area in which the Premises are located, the Grantor shall promptly notify the Beneficiary of such change and shall, within five (5) days after demand by the Beneficiary, take out such additional amounts and/or such other kinds of insurance as the Beneficiary may reasonably require. Otherwise, the Grantor shall not take out or permit any separate or additional insurance which is contributing in the event of loss unless it is endorsed in favor of the Beneficiary in accordance with the requirements hereof and otherwise satisfactory to the Beneficiary in all respects. Insurance required hereunder may be carried by the Grantor pursuant to blanket policies, provided that all other requirements herein set forth are satisfied and that the underlying policy in respect of the Premises is assigned and delivered to the Beneficiary as herein required. In the event that the Grantor fails to keep the Premises insured in compliance with this Section 2.03, the Beneficiary may, but shall not be obligated to, obtain insurance and pay the premiums therefor and the Grantor shall, on demand, reimburse the Beneficiary for all sums, advances and expenses incurred in connection therewith and such sums, advances and expenses shall bear interest at the Default Rate (as defined in Section 2.13 of this Deed) until reimbursed. The Grantor shall deliver copies of all original policies to the Beneficiary together with the endorsements thereto required hereunder. The proceeds of insurance paid on account of any damage or destruction to the Premises or any part thereof shall be paid over to the Beneficiary to be applied as hereinafter provided. Notwithstanding anything to the contrary contained herein or in any provision of applicable law, the proceeds of insurance policies coming into the possession of the Beneficiary shall not be deemed trust funds and the Beneficiary shall be entitled to dispose of such proceeds as hereinafter provided in Section 2.04. In the event of a foreclosure of the Premises or transfer of the Premises in lieu of foreclosure or purchase of the Premises at a foreclosure or a Trustee's sale, all of Grantor's interest in insurance policies then in force with respect to the Premises shall inure to the benefit of and pass to the transferee or purchaser of the Premises, as the case may be.

          Section 2.04. Insurance; Proceeds. The Grantor shall give the Beneficiary prompt notice of any loss covered by insurance and the Beneficiary shall have the right to join the Grantor in adjusting any loss in excess of $20,000. The Beneficiary shall have the option, in its sole discretion, to apply any insurance proceeds it may receive pursuant to Section 2.03, or otherwise, to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the restoration of the Improvements, subject, however, to the provisions of Section 2.06 hereof. In the event any such insurance proceeds shall be used to reduce the Indebtedness, the same shall be applied by the Beneficiary, after the deduction therefrom and repayment to the Beneficiary of any and all costs incurred by the Beneficiary in the recovery thereof, in any manner it shall designate, including but not limited to, the application of such proceeds to the then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity, such that the regular payments, if any, under the Notes shall not be reduced or altered in any manner. In the event that the Beneficiary elects to allow the use of such proceeds for the restoration of the Improvements, then such use of the proceeds shall be governed as hereinafter provided in Section 2.06.

          Section 2.05. Restoration of the Improvements. In the event of damage or destruction of the Improvements, or any part thereof, as a result of casualty, condemnation, taking or other cause, the Grantor shall give prompt written notice thereof to the Beneficiary and (except in the event of impossibility of restoration or repair in the event of condemnation or other taking), provided that the Beneficiary shall make available to the Grantor the insurance proceeds (if any) (or in the event of condemnation or taking, the award (if any) arising out of such condemnation or taking) recovered by the Beneficiary as herein provided, the Grantor shall promptly commence and diligently continue to perform the repair, restoration and rebuilding of that portion of the Improvements so damaged or destroyed
(hereinafter, the `Work') so as to restore the Improvements in full compliance with all legal requirements and so that the Improvements shall be at least equal in value and general utility as they were prior to the damage or destruction, and if the Work to be done is structural or if the cost of the Work, as estimated by the Beneficiary, shall exceed Fifty Thousand
($50,000) Dollars (hereinafter, collectively, `Major Work'), the
Grantor shall, prior to the commencement of the Major Work, furnish to the Beneficiary for its approval: (i) complete plans and specifications for the Major Work, with satisfactory evidence of the approval thereof (a) by all governmental authorities whose approval is required, (b) by all parties to or having an interest in the leases, if any, of any portion of the Premises whose approval is required, and (c) by an architect reasonably satisfactory to the Beneficiary (hereinafter, the `Architect') and which shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the Major Work; (ii) certified or photostatic copies of all permits and approvals required by law in connection with the commencement of the Work and as and when obtainable, the conduct of the Work; and (iii) a surety bond and/or guaranty of the payment for and completion of the Major Work, which bond or guaranty shall be in form and substance satisfactory to the Beneficiary and shall be signed by a surety or sureties, or guarantor or guarantors, as the case may be, who are acceptable to the Beneficiary, and in an amount not less than the Architect's estimate of the entire cost of completing the Work, less the amount of insurance proceeds (or condemnation award), if any, then held by the Beneficiary for application toward the cost of the Work.

          The Grantor shall not commence any of the Major Work until the Grantor shall have complied with the applicable requirements referred to in this Section, and after commencing the Major Work the Grantor shall perform the Major Work diligently and in good faith in accordance with the plans and specifications referred to in this Section 2.05, if applicable.

          Section 2.06. Restoration; Advances. In the event that the Beneficiary, in its sole discretion, elects to apply insurance proceeds to the restoration of the Improvements, the insurance proceeds (or, in the case of condemnation or taking, the award therefor in the event that the Beneficiary, in its sole discretion, shall elect to apply such award to repair and restoration) recovered by the Beneficiary on account of damage or destruction to the Improvements (if any) less the cost, if any, to the Beneficiary of such recovery and of paying out such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), shall be applied by the Beneficiary to the payment of the cost of the Work and shall be paid out from time to time to the Grantor and/or, at the Beneficiary's option exercised from time to time, directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the Work, as said Work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which the Beneficiary may waive:

               (i) if the Work to be done is Major Work, as determined by the Beneficiary, the Architect shall be in charge of the Work;

               (ii) each request for payment shall be made on seven (7) days' prior notice to the Beneficiary and shall be accompanied by (a) a certificate of the president or chief financial officer of the Grantor, as applicable, specifying the party to whom (and for the account of which) such payment is to be made and (b) a certificate of the Architect if one be required under Section
2.05 above, otherwise by a certificate of the president or chief financial officer of the Grantor, as applicable, stating (a) that all of the Work completed has been done in compliance with the approved plans and specifications, if any be required under said
Section 2.05, and in accordance with all provisions of law; (b) the sum requested is justly required to reimburse the Grantor for payments by the Grantor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work
(giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by the Beneficiary does not exceed the value of the Work done to the date of such certificate, and (c) (unless the Grantor shall have complied with the provisions of paragraph (vii) of this Section) that the amount of such proceeds remaining in the hands of the Beneficiary, together with any sums deposited with the Beneficiary pursuant to clause (vii) of this Section 2.06, will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Beneficiary may require an estimate of the cost of such completion);

               (iii) each request shall be accompanied by waivers of liens, or if unavailable, lien bonds, satisfactory to the Beneficiary covering that part of the Work previously paid for, if any, and by a search prepared by the title insurance company insuring the lien of this Deed of Trust or by such other title company or licensed abstractor satisfactory to the Beneficiary or by other evidence satisfactory to the Beneficiary, that there has not been filed with respect to the Premises any mechanic's lien or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record and that there exist no encumbrances on or affecting the Premises (or any part thereof) other than encumbrances, if any, existing as of the date hereof and which have been approved by the Beneficiary;

               (iv) no event shall have occurred and be continuing which with the passage of time or the giving of notice, or both, would constitute an Event of Default;

               (v) the request for any payment after the Work has been completed shall be accompanied by certified copies of all certificates, permits, licenses, waivers and/or other documents required by law (or pursuant to any agreement binding upon the Grantor or affecting the Premises or any part thereof) to render occupancy of the Premises legal;

               (vi) the Work can be completed on or before the Maturity
Date; and

               (vii) the Grantor, prior to the commencement of the Work, shall have deposited with the Beneficiary an amount equal to the difference between the cost of the Work, as estimated by the Architect, and the net insurance proceeds (or condemnation award, as the case may be) after the deduction therefrom of the cost, if any, to the Beneficiary of the recovery and paying out of such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor).

          Upon completion of the Work and payment in full therefor, or upon failure on the part of the Grantor promptly to commence or diligently to continue the Work, or at any time upon request by the Grantor, the Beneficiary may, at its option, apply the amount of any such proceeds then or thereafter in the hands of the Beneficiary to the payment of the Indebtedness, provided, however, that nothing herein contained shall prevent the Beneficiary from applying at any time the whole or any part of such proceeds to the curing of any Event of Default.

          In the event the Work to be done is not Major Work, as determined by the Beneficiary, then the net insurance proceeds held by the Beneficiary for application thereto shall be paid to the Grantor by the Beneficiary from time to time upon submission to the Beneficiary of bills and/or invoices showing costs incurred in connection with the Work, subject, however, to the foregoing provisions of this Section 2.06, except those which are applicable only if the Work to be done is Major Work, as determined by the Beneficiary.

          Section 2.07. Restoration by the Beneficiary. Provided that the Beneficiary shall make available to the Grantor the insurance proceeds (if any) recovered by the Beneficiary as herein provided, if within one hundred twenty (120) days after the occurrence of any damage or destruction to the Improvements requiring Major Work in order to restore the Improvements, the Grantor shall not have submitted to Beneficiary and received the Beneficiary's approval of plans and specifications for the repair, restoration and rebuilding of the Improvements so damaged or destroyed (approved by the Architect and by all governmental authorities and other persons or entities, if any, whose approval is required), or if, after such plans and specifications are approved by all such governmental authorities and other persons or entities, if any, and the Beneficiary, the Grantor shall fail to commence promptly such repair, restoration and rebuilding, or if thereafter the Grantor fails diligently to continue such repair, restoration and rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such Major Work, or, in the case of any damage or destruction not requiring Major Work, as determined by the Beneficiary, in order to restore the Improvements, if the Grantor shall fail to repair, restore and rebuild promptly the Improvements so damaged or destroyed, then, in addition to all other rights herein set forth, and after giving the Grantor ten
(10) days' written notice of the non-fulfillment of one or more of the foregoing conditions, the Beneficiary, or any lawfully appointed receiver of the Premises, may at their respective options, perform or cause to be performed such repair, restoration and rebuilding, and may take such other steps as they deem advisable to perform such repair, restoration and rebuilding, and upon twenty-four (24) hours' prior written notice to the Grantor, the Beneficiary may enter upon the Improvements to the extent reasonably necessary or appropriate for any of the foregoing purposes, and the Grantor hereby waives, for the Grantor and all others holding under the Grantor, any claim against the Beneficiary and such receiver arising out of anything done by the Beneficiary or such receiver pursuant hereto, and the Beneficiary may, at its option, apply insurance proceeds (without the need by the Beneficiary to fulfill any other requirements of this Deed) to reimburse the Beneficiary, and/or such receiver for all amounts expended or incurred by them, respectively, in connection with the performance of such Work, and any excess costs shall be paid by the Grantor to the Beneficiary upon demand, and such payment of excess costs shall be deemed part of the Indebtedness and shall be secured by the lien of this Deed.

          Section 2.08. Maintenance of Existence. The Grantor will, so long as it is owner of the Premises (or any part thereof or interest therein), do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, subject to the provisions of paragraph (ii) of Section 2.02, will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Grantor, or to the Premises or any part thereof.

          Section 2.09.  Taxes and Other Charges.

               (i) The Grantor shall pay and discharge by the last day payable without penalty or premium all taxes of every kind and nature, water rates, sewer rents and assessments, levies, permits, inspection and license fees and all other charges imposed upon or assessed against the Premises or any part thereof or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, use or possession thereof.
The Grantor shall exhibit to the Beneficiary within ten (10) days after request and after the same are required to be paid pursuant to the foregoing sentence, validated receipts or other evidence satisfactory to the Beneficiary showing the payment of such taxes, assessments, water rates, sewer rents, levies, fees and other charges which may be or become a lien on the Premises.
Should the Grantor default in the payment of any of the foregoing taxes, assessments, water rates, sewer rents, levies, fees or other charges, the Beneficiary may, but shall not be obligated to, pay the same or any part thereof and the Grantor shall, on demand, reimburse the Beneficiary for all amounts so paid and such amounts shall bear interest at the Default Rate (as defined in Section 2.13 of this Deed) until reimbursed.

               (ii) Nothing in this Section 2.09 shall require the payment or discharge of any obligation imposed upon the Grantor by subsection (i) of this Section 2.09 so long as the Grantor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which proceedings must operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof and the sale or forfeiture of the Premises or any part thereof, to satisfy the same; provided that during such contest the Grantor shall, at the option of the Beneficiary, provide security satisfactory to the Beneficiary, assuring the discharge of the Grantor's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon the Grantor by subsection
(i) of this Section 2.09 shall become necessary to prevent the delivery of a tax deed conveying the Premises or any portion thereof or the sale of the tax lien therefor because of non-payment, or the imposition of any penalty or cost on the Beneficiary, then the Grantor shall pay the same in sufficient time to prevent the delivery of such tax deed or the sale of such lien, or the imposition of such penalty or cost on the Beneficiary.

               (iii) The Grantor shall pay when due all (a) premiums for fire, hazard and other insurance required to be maintained by the Grantor on the Premises pursuant to the terms of Section 2.03 hereof, (b) title insurance premiums relating to the insurance to be maintained on the Premises in connection with the Deed, and
(c) any and all other costs, expenses and charges expressly required to be paid hereunder, and subject to the provisions hereof, to be paid for the maintenance and/or protection of, or on account of, any other collateral delivered, assigned, pledged, mortgaged, transferred or hypothecated to the Beneficiary as security for the Indebtedness or in connection with the execution and delivery of this Deed.

          Section 2.10. Mechanics' and Other Liens. The Grantor shall pay, bond or discharge of record, from time to time, forthwith, all liens (and all claims and demands of mechanics, materialmen, laborers or others, which, if unpaid, might result in or permit the creation of a lien) on or affecting the Premises or any part thereof, or on or affecting the revenues, rents, issues, income or profits arising therefrom and, in general, the Grantor forthwith shall do, at the cost of the Grantor and without expense to the Beneficiary, everything necessary to fully preserve the lien of this Deed. In the event that the Grantor fails in a timely manner to make payment in full of, bond or discharge, such liens the Beneficiary may, but shall not be obligated to, make payment, bond or discharge such liens, and the Grantor shall, on demand, reimburse the Beneficiary for all sums so expended.

          Section 2.11. Condemnation Awards. The Grantor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify the Beneficiary of the pendency of such proceedings. The Beneficiary may participate in any such proceedings and the Grantor from time to time will deliver to the Beneficiary all instruments requested by it to permit such participation. All awards and compensation payable to the Grantor as a result of any condemnation or other taking or purchase in lieu thereof, of the Premises or any part thereof, are hereby assigned to and shall be paid to the Beneficiary. The Grantor hereby authorizes the Beneficiary to collect and receive such awards and compensation, to give proper receipts and acquittances therefor and, in the Beneficiary's sole discretion, to apply the same toward the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Improvements. In the event that any portion of the condemnation awards or compensation shall be used to reduce the Indebtedness, same shall be applied by the Beneficiary in any manner it shall designate, including, but not limited to, the application of such award or compensation to the then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity so that the regular payments under the Notes shall not be reduced or altered in any manner.
The Grantor, upon request by the Beneficiary, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Beneficiary free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. The Beneficiary shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment by the Grantor of interest at the applicable rate provided for herein or in the Original Note.

          Notwithstanding the voiding of the original sale(s) or leasing(s) of all or any portion of the Premises, the Grantor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Notes and in this Deed of Trust and the Indebtedness shall not be reduced until any payment therefor shall have been actually received and applied by the Beneficiary to the discharge of the Indebtedness. The Beneficiary may apply any such payment to the discharge of the Indebtedness whether or not then due and payable in such priority and proportions as the Beneficiary in its discretion shall deem to be proper. If the Premises are sold, through foreclosure or otherwise, prior to the receipt by the Beneficiary of such payment, the Beneficiary shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive said payment, or a portion thereof sufficient to pay the Indebtedness, whichever is less. The Grantor, after obtaining the prior written consent of the Beneficiary, shall file and prosecute its claim or claims for any such payment in good faith and with due diligence and cause the same to be collected and paid over to the Beneficiary, and hereby irrevocably authorizes and empowers the Beneficiary, in the name of the Grantor or otherwise, to collect and receipt for any such payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, the Grantor shall, upon demand of the Beneficiary, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such payment to the Beneficiary, free and clear of any encumbrances of any kind or nature whatsoever.

          Section 2.12. Costs of Defending and Upholding the Lien. If any action or proceeding is commenced to which action or proceeding the Beneficiary is made a party or in which it becomes necessary to defend or uphold the lien of this Deed, the Grantor shall, on demand, reimburse the Beneficiary for all expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements) incurred by the Beneficiary in any such action or proceeding and such expenses shall bear interest at the Default Rate (as set forth in Section 4.11 of the Original Note) until reimbursed. In any action or proceeding to foreclose this Deed of Trust or to recover or collect the Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

          Section 2.13. Additional Advances and Disbursements. The Grantor shall pay by the last day payable without premium or penalty all payments and charges on all liens, encumbrances, ground and other leases and security interests which affect or may affect or attach or may attach to the Premises, or any part thereof, and in default thereof, the Beneficiary shall have the right, but shall not be obligated, to pay, without notice to the Grantor, such payments and charges and the Grantor shall, on demand, reimburse the Beneficiary for amounts so paid. In addition, upon default of the Grantor in the performance of any other terms, covenants, conditions or obligations by it to be performed hereunder or under any such lien, encumbrance, lease or security interest, the Beneficiary shall have the right, but shall not be obligated, to cure such default in the name and on behalf of the Grantor. All sums advanced and reasonable expenses incurred at any time by the Beneficiary pursuant to this Section
2.13 or as otherwise provided under the terms and provisions of this Deed of Trust or under applicable law shall bear interest from the date that such sum is advanced or expenses incurred, to and including the date of reimbursement, computed at a fluctuating interest rate per annum at all times equal to the Default Rate. All interest payable hereunder shall be computed on the basis of a 360-day year over the actual number of days elapsed. Any such amounts advanced or incurred by the Beneficiary, together with the interest thereon, shall be payable on demand, shall, until paid, be secured by this Deed of Trust as a lien on the Premises and shall be part of the Indebtedness.

          Section 2.14. Costs of Enforcement. The Grantor agrees to bear and pay all expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements for legal services of every kind) of or incidental to (i) any amendment, renewal, modification, consolidation, supplement, restatement or restructuring of this Deed of Trust, the Notes or any document entered into in connection with the Indebtedness or (ii) the enforcement of any provision hereof, by litigation or otherwise, or the enforcement, compromise of settlement of this Deed, the Notes or the Indebtedness, and for the curing thereof, or (iii) for defending or asserting the rights and claims of the Beneficiary in respect thereof, by litigation or otherwise. All rights and remedies of the Beneficiary and the Trustee shall be cumulative and may be exercised singly or concurrently. Notwithstanding anything herein contained to the contrary, the
Grantor: (i) hereby waives trial by jury; and (ii) will not (a) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision hereof, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor (c) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (iii) hereby expressly waives all benefit or advantage of any such law or laws; and (iv) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Grantor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises (or any part thereof) marshalled upon any foreclosure hereof.

         Section 2.15. Filing Charges, Recording Fees, Taxes, etc. The Grantor shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon the Beneficiary by reason of its ownership of the Notes or this Deed of Trust or any mortgage supplemental hereto, any security instrument with respect to any interest of the Grantor in and to any fixture or personal property at the Premises or any instrument of further assurance, other than income, franchise, succession, inheritance, business and similar taxes, and shall pay all other taxes, if any, required to be paid on the debt evidenced by the Notes. In the event the Grantor fails to make such payment within ten (10) days after written notice thereof to the Grantor, then the Beneficiary shall have the right, but shall not be obligated, to pay the amount due, and the Grantor shall, on demand, reimburse the Beneficiary for said amount, together with interest thereon computed at the Default Rate.

          Section 2.16. Tax and Insurance Deposits. If an Event of Default shall occur and be continuing hereunder or if the Grantor shall default in its obligations set forth in Section 2.09 hereof, then the Beneficiary, at its option, to be exercised by ten (10) days' written notice to the Grantor, may require that the Grantor deposit with the Beneficiary, monthly, one-twelfth (1/12th) of the annual charges for insurance premiums and real estate taxes, assessments, water, sewer and other charges which might become a lien upon the Premises or any part thereof (all of the foregoing, the `Impositions'), and the Grantor shall, accordingly, make such deposits. In addition, if required by the Beneficiary, the Grantor shall simultaneously therewith deposit with the Beneficiary a sum of money which together with the monthly installments aforementioned will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are due. Should said charges not be ascertainable at the time any deposit is required to be made with the Beneficiary, the deposit shall be made on the basis of an estimate made by the Beneficiary in its sole discretion, and when the charges are fixed for the then current year, the Grantor shall deposit any deficiency with the Beneficiary. All funds so deposited with the Beneficiary shall be held by it, but not in escrow and, except to the extent required by applicable law, without interest, and, provided that no Event of Default shall have occurred, shall be applied in payment of the charges aforementioned when and as payable, to the extent the Beneficiary shall have such funds on hand. Should an Event of Default occur, the funds deposited with the Beneficiary, as aforementioned, may be applied in payment of the charges for which such funds shall have been deposited or to the payment of the Indebtedness or any other charges affecting the security of the Beneficiary, as the Beneficiary sees fit, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by the Beneficiary as herein provided, nor shall any application be deemed to affect any right or remedy of the Beneficiary hereunder or under any statute or rule of law. If deposits are being made with the Beneficiary, the Grantor shall furnish the Beneficiary with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen
(15) days prior to the date on which the charges first become payable. In the event that the Grantor fails to pay any such amount, the Beneficiary may, but shall not be obligated to, make payment thereof, and the Grantor shall, on demand, reimburse the Beneficiary for all sums so expended, together with interest thereon computed at the Default Rate.
Section 2.17.  Intentionally Omitted.

          Section 2.18.  Intentionally Omitted.

          Section 2.19.  Restrictive Covenants and Leasing Requirements.

               (i) Without the prior written consent of the Beneficiary, the Grantor shall not: (a) execute or permit to exist any lease or occupancy of all or substantially all of the Premises except for the actual use and occupancy of the tenant thereof; (b) modify, renew or amend any lease or occupancy agreement affecting the Premises; (c) grant rent concessions, or discount any rents, or collect any rents for a period of more than one month in advance;
(d) execute any conditional bill of sale, chattel mortgage or other security instruments covering any furniture, furnishings, fixtures and equipment, intended to be incorporated in the Premises or the appurtenances thereto, or covering articles of personal property placed in the Premises or purchase any of such furniture, furnishings, fixtures and equipment so that ownership of the same will not vest unconditionally in the Grantor, free from encumbrances on delivery to the Premises; (e) further assign the leases and rents affecting the Premises; (f) sell, transfer, alienate, grant, convey or assign any interest in the Premises or any part thereof; (g) further mortgage, encumber, alienate, hypothecate, grant a security interest in or grant any other interest whatsoever in the Premises or any part thereof, or interest therein; nor (h) if the Premises are now or should at any time in the future be subject to the terms of any rent control or rent stabilization statute, ordinance, rule or regulation, fail to comply and/or cause the Premises to comply with the terms and requirements of such statute, ordinance, rule or regulation, so and in such fashion as to insure that the Premises shall be subject to the terms and provisions, and receive the benefits, of said statute, ordinance, rule or regulation.

              (ii) The Grantor has no right or power, as against the Beneficiary without its consent, to cancel, abridge or otherwise modify the leases or subleases of the Premises or any of the terms, provisions or covenants thereof or to accept prepayments of installments of rent to become due thereunder and the Grantor shall not do so without such consent. Upon notice and demand, the Grantor will, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Beneficiary, in form satisfactory to the Beneficiary, one or more separate assignments (confirmatory of the general assignment provided in Section 2.22 hereof) of the lessor's interest in any lease or sublease now or hereafter affecting the whole or any part of the Premises. The Grantor shall pay to the Beneficiary on demand any expenses incurred by the Beneficiary in connection with the preparation and recording of any such assignment or agreement. With respect to any lease referred to in this Section 2.19(ii) or which at any time is covered by any such agreement or any such assignment of lessor's interest in such lease, the Grantor will (a) fulfill or perform each and every condition and covenant of the same to be fulfilled or performed by the lessor thereunder, (b) give prompt notice to the Beneficiary of any notice of default by the lessor thereunder received by the Grantor together with a complete copy of any such notice, and (c) enforce, short of termination thereof, the performance or observance of each and every covenant and condition thereof by the lessee thereunder to be performed or observed.

          Section 2.20. Estoppel Certificates. The Grantor, within ten (10) days upon request in person or by mail, shall furnish to the Beneficiary a written statement, duly acknowledged, setting forth the amount due on this Deed, the terms of payment and the maturity date of the Notes, the date to which interest has been paid, whether any offsets or defenses exist against the Indebtedness and, if any are alleged to exist, a detailed description of the nature thereof.

          Section 2.21. Trust Funds. All lease securities of tenants of the Premises shall be treated as trust funds not to be commingled with any other funds of the Grantor and said lease securities shall be deposited in a segregated tenants' security account to be maintained by the Grantor at the office of the Beneficiary designated by the Beneficiary. Within ten (10) days after request by the Beneficiary, the Grantor shall furnish to the Beneficiary satisfactory evidence of compliance with this paragraph (ii) of this Section 2.21, together with a statement of all lease securities deposited by the tenants and copies of all leases not theretofore delivered to the Beneficiary, certified by the Grantor.

          Section 2.22. Assignment of Rents. The Grantor hereby assigns to the Beneficiary, as further security for the payment of the Indebtedness, its interest in the rents, issues and profits of the Premises, together with its interest in all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and its interest in any and all deposits held as security under said leases, and shall, upon demand, deliver to the Beneficiary an executed counterpart of each lease or other document to which it is a party and which affects the Premises. Nothing contained in the foregoing sentence shall be construed to bind the Beneficiary to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on the Beneficiary (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any law of the State of New York in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that the Beneficiary shall be accountable for any money actually received pursuant to such assignment. The Grantor hereby further grants to the Beneficiary the right (i) to enter upon and take possession of the Premises for the purpose of collecting the said rents, issues and profits, (ii) to dispossess by the usual summary proceedings (or any other proceedings of the Beneficiary's selection) any tenant defaulting in the payment thereof to the Beneficiary, (iii) to let the Premises, or any part thereof, and (iv) to apply said rents, issues and profits, after payment of all necessary charges and expenses on account of said Indebtedness. Such assignment and grant shall continue in effect until the Indebtedness is paid, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of the Grantor to the entry upon and taking possession of the Premises by the Beneficiary pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. Until the occurrence of an Event of Default, the Grantor shall have a revocable license to receive said rents, issues and profits. The Grantor agrees to hold said rents, issues and profits in trust and to use the same first, in payment of the cost of the improvement, second, in payment of the Indebtedness to the extent the same is then due and owing, and third, in such manner as the Beneficiary may elect. Such license of the Grantor to collect and receive said rents, issues and profits may be revoked by the Beneficiary upon the occurrence of an Event of Default by giving not less than five (5) days' written notice of such revocation, served personally upon or sent by registered mail to the record owner of the Premises. The Grantor hereby appoints the Beneficiary as its attorney-in-fact, coupled with an interest, to receive and collect all rent, additional rent and other sums due under the terms of each lease to which the Grantor is a party and to direct any such tenant, by written notice or otherwise, to forward such rent, additional rent or other sums by mail or in person to the Beneficiary.

           Section 2.23. Indemnity. The Grantor agrees that it shall indemnify, defend and hold harmless the Beneficiary and the Trustee from and against all loss, liability, obligation, claim, damage, penalty, cause or action, cost and expense, including without limitation any assessments, levies, impositions, judgments, reasonable attorneys' fees and disbursements, cost of appeal bonds and printing costs, imposed upon or incurred by or asserted against the Beneficiary and the Trustee by reason of (a) ownership of this Deed; (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises; (c) any use, non-use or condition of the Premises;
(d) any failure on the part of the Grantor to perform or comply with any of the terms of this Deed; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part for maintenance or otherwise; (f) the imposition of any mortgage, real estate or governmental tax incurred as a result of this Deed of Trust or the Notes, other than income tax payable by, or other taxes personal to, the Beneficiary; or (g) any violation or alleged violation by the Grantor of any law. Any amounts payable under this Section 2.23 shall be due and payable on demand and until paid shall bear interest at the Default Rate. If any action is brought against the Beneficiary and or the Trustee by reason of any of the foregoing occurrences, the Grantor will, upon the Beneficiary's request, defend and resist such action, suit or proceeding, at the Grantor's sole cost and expense by counsel approved by the Beneficiary.

          Section 2.24. Environmental Provisions. For the purposes of this Section 2.24 the following terms shall have the following meanings: (i) the term `Hazardous Material' shall mean any material or substance that, whether by its nature or use, is subject to regulation under any Environmental Requirement, (ii) the term `Environmental Requirements' shall collectively mean the Comprehensive Environmental Response, Compensation and Liability
Act of 1980 (42 U.S.C. '9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. '1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. '6901 et seq.), the
Toxic Substances Control Act (15 U.S.C. '2601 et seq.), the Clean Air Act (42 (U.S.C. '7401 et seq.) and the Federal Water
Pollution Control Act (33 U.S.C. '1251 et seq.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority, (iii) the term `Governmental Authority' shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv) the term `diligent inquiry' shall mean a level of inquiry at least equal to any environmental site assessment of the Premises conducted in accordance with the Beneficiary's environmental policies and procedures. The Grantor hereby represents and warrants to the Beneficiary that (a) no Hazardous Material is currently located at, on, in, under or about the Premises, (b) no Hazardous Material is currently or, to the best of the Grantor's knowledge after diligent inquiry, has been located at, in, on, under or about the Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Premises onto or into any other property or from any other property onto or into the Premises is occurring or, to the best of the Grantor's knowledge after diligent inquiry, has occurred, in violation of any Environmental Requirement, and (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Premises is outstanding, nor, to the best of the Grantor's knowledge after diligent inquiry, has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Premises into full compliance with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Premises to generate, sort, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Premises in a manner that could lead or potentially lead to the imposition on the Grantor, the Beneficiary or the Premises of any liability or lien of any nature whatsoever under any Environmental Requirement. The
Grantor shall notify the Beneficiary promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Premises which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Beneficiary copies of any notices received by the Grantor relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against the Beneficiary, the Grantor or the Premises relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Premises violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Premises which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, the Grantor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Beneficiary, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Grantor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to complete in a timely fashion with all Environmental Requirements.
If the Grantor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, the Beneficiary may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Beneficiary (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Grantor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by the Beneficiary until the date any such sums are repaid by the Grantor to the Beneficiary. The Grantor will execute and deliver, promptly upon request, such instruments as the Beneficiary may deem useful or necessary to permit the Beneficiary to take any such action, and such additional notes and mortgages, as the Beneficiary may require to secure all sums so advanced or paid by the Beneficiary. If a lien is filed against the Premises by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Grantor or for which the Grantor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the state where the Premises are located, then the Grantor will, within thirty (30) days from the date that the Grantor is first given notice that such lien has been placed against the Premises (or within such shorter period of time as may be specified by the Beneficiary if such Governmental Authority has commenced steps to cause the Premises to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Beneficiary and is sufficient to effect a complete discharge of such lien on the Premises. The Beneficiary may, at its option, if the Beneficiary reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Premises or portions thereof to be conducted to confirm the Grantor's compliance with the provisions of this Section, and the Grantor shall cooperate in all reasonable ways with the Beneficiary in connection with any such audit and shall pay all costs and expenses incurred in connection therewith. The Grantor will defend, indemnify, and hold harmless the Beneficiary, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to,
(i) any breach by the Grantor of any of the provisions of this Section, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Premises, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Premises or the soil, water, air vegetation, buildings, personal property, persons or animals located on the Premises or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage
(real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or
(v) any violation of any Environmental Requirement or any policy or requirement of the Beneficiary hereunder. This indemnification shall, notwithstanding any exculpatory or the provision of any nature whatsoever to the contrary set forth in the Purchase Agreement, the Notes, this Deed of Trust or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Notes and secured by this Deed of Trust, constitute the personal recourse undertakings, obligations and liabilities of the Grantor. If this Deed of Trust is foreclosed or the Grantor tenders a deed or assignment in lieu of foreclosure, the Grantor shall deliver the Premises to the purchaser at foreclosure or to the Beneficiary, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements. The obligations and liabilities of the Grantor under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Indebtedness has been paid in full and irrespective of any foreclosure of this Deed of Trust or Trustee's sale of the Premises or acceptance by the Beneficiary, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of the discharge, satisfaction, release or assignment of this Deed of Trust or of any other fact or circumstance of any nature whatsoever.

          Section 2.25. Right of Entry. The Beneficiary and its agents shall have the right to enter and inspect the Premises at all reasonable times.

          Section 2.26. Waiver of Statutory Rights. Notwithstanding anything herein contained to the contrary, the Grantor: (i) hereby irrevocably and unconditionally waives any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Purchase Agreement, the Notes, this Deed of Trust or any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Deed of Trust; and (ii) will not (a) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision hereof, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor (c) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (iii) hereby expressly waives all benefit or advantage of any such law or laws; and (iv) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Grantor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises (or any part thereof) marshalled upon any foreclosure hereof.

                           ARTICLE III

                      Default and Remedies

          Section 3.01. Events of Default. The following shall constitute `Events of Default' under this Deed: (a) a default or event of default shall occur under the Purchase Agreement, the Notes or any document, instrument or agreement executed in connection therewifth; or (b) Grantor shall fail to observe or perform any of the terms, covenants or conditions contained herein; or (c) should any representation or warranty made herein prove to be untrue in any material respect at the time when made; or (d) the further assignment or encumbrance by the Grantor of the leases or rents of the Premises or any part thereof without in each instance the prior written consent of the Beneficiary; or (e) if the Grantor leases all or part of the Premises without in each instance the prior written consent of the Beneficiary; or (f) subject to the provisions of paragraph (i) of Section 2.09 hereof permitting the Grantor to contest the same, the failure by the Grantor to pay (or cause to be paid), before any fine, penalty, interest or cost may be added thereto all franchise taxes and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including, but not limited to, assessments for public improvements or benefits which are assessed, levied, confirmed, imposed or become a lien upon the Premises or any part thereof or become payable during the term of the Notes or this Deed of Trust or if the Grantor enters into any agreement, either written or oral, which has the effect of deferring the payment of any taxes or other charges which are or can be assessed, levied, confirmed, imposed or become a lien on the Premises or any part thereof or become payable during the term of the Notes or this Deed; or (g) the further mortgage, pledge or encumbrance by the Grantor of the Premises or any part thereof or any interest therein without in each instance the prior written consent of the Beneficiary; or if any mortgage, pledge or encumbrance affecting the Premises or any part thereof or interest therein (whether prior or subordinate to the lien of this Deed) shall be amended, modified, refinanced, increased in amount, replaced or substituted for; provided, however, that nothing herein contained shall be deemed to permit the Grantor to create, grant or suffer to exist any such mortgage, pledge, or encumbrance; or (h) if upon application by the Beneficiary to two or more fire insurance companies which are lawfully doing business in the state wherein the Premises are located and which are issuing policies of fire insurance upon buildings situated within the area wherein the Premises are situated, said companies shall refuse to issue such policies; or (i) if the Grantor or any guarantor ceases to do business or terminates its business for any reason whatsoever; or (j) if a default occurs under any mortgage which is prior or subordinate to the lien of this Deed of Trust (beyond the applicable notice and grace period, if any) or the mortgagee under any such prior or subordinate mortgage commences a foreclosure or other enforcement action in connection with said mortgage; or (k) if the Grantor defaults (beyond the applicable notice and grace period, if any) under any other agreement with the Beneficiary; or (l) if the Grantor or any guarantor (if a judicial entity) shall be dissolved, terminated or cease to exist in good standing in the jurisdictions under which it is organized, existing, and operating; or (m) if, at any time, the Premises shall not be managed by the Grantor, or any affiliate of the Grantor or a reputable, professional managing agent acceptable to the Beneficiary; or (n) if the Premises, or any part thereof or interest therein, is sold, transferred, assigned, conveyed, granted or alienated without in each instance the prior written consent of the Beneficiary.
Section 3.02.  Remedies.

               (i) Upon the occurrence of any Event of Default, the Trustee or the Beneficiary may, in addition to any rights or remedies available to it hereunder, take such action as it deems advisable to protect and enforce its rights against the Grantor and in and to the Premises, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Beneficiary: (1) declare the entire unpaid Indebtedness to be immediately due and payable;
or (2) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess the Grantor and its agents and servants therefrom, and thereupon the Beneficiary or the Trustee may (a) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct the business thereat; (b) complete any construction on the Premises in such manner and form as the Beneficiary deems advisable; (c) make alterations, additions, renewals, replacements and improvements to or on the Improvements and the balance of the Premises; (d) exercise all rights and powers of the Grantor with respect to the Premises, whether in the name of the Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof; and (e) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Premises, as well as just and reasonable compensation for the services of the Beneficiary and the Trustee, its or their counsel, agents and employees; or (3) institute proceedings for the complete foreclosure of this Deed of Trust in which case the Premises may be sold for cash or credit in one or more parcels;
or (4) with or without entry and, to the extent permitted, and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Indebtedness then due and payable, subject to the lien of this Deed of Trust continuing unimpaired and without loss of priority so as to secure the balance of the Indebtedness not then due; or (5) institute an action, suit or proceeding in equity for the specific performance of any covenants, condition or agreement contained herein or in the Notes; or (6) recover judgment on the Notes or any guaranty either before, during or after or in lieu of any proceedings for the enforcement of this Deed; or (7) apply for the appointment of a trustee, receiver, liquidator or conservator of the Premises, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Grantor, any guarantor or of any person, firm or other entity liable for the payment of the Indebtedness to which appointment the Grantor does hereby consent; or (8) sell the Premises, or any part thereof, to the extent permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or pursue such other remedies as the Beneficiary may have under applicable law. In the event of any sale of the Premises under the terms of this Deed, the Grantor shall pay (in addition to taxable costs) a reasonable fee to the Trustee which shall be in lieu of all other fees and commissions permitted by statute or custom to be paid, reasonable attorneys' fees and all expenses incurred in obtaining or continuing abstracts of title for the purpose of any such sale; or

               (ii) The purchase money proceeds or avails of any sale made under or by virtue of this Article III, together with any other sums which then may be held by the Beneficiary or the Trustee under this Deed, whether under the provisions of this Article III or otherwise, shall be applied as follows:

First:    To the payment of the costs and expenses of any such sale, or the costs and expenses of entering upon, taking possession of, removal from, holding, operating and managing the Premises or any part thereof, as the case may be, including reasonable compensation to the Beneficiary and the Trustee, its or their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Beneficiary or the Trustee under this Deed, together with interest as provided herein on all advances made by the Beneficiary or the Trustee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Premises shall have been sold.

Second:   To the payment of the whole amount then due, owing or
      unpaid upon the Notes for principal and interest with interest on the unpaid principal at the rate herein specified from and after the happening of any Event of Default from the due date of any such payment of principal until the same is paid.

Third:    To the payment of any other sums required to be paid by
      the Grantor pursuant to any provision of this Deed of Trust or of the Notes or of the Purchase Agreement.

Fourth:   To the payment of the surplus, if any, to whomsoever
      may be lawfully entitled to receive the same. Except as may be otherwise provided by applicable law, no purchaser of all or any part of the Premises shall be required to see to the proper application of the purchase money, proceeds or avails of such sale.

The Beneficiary, the Trustee and any receiver of the Premises or any part thereof shall be liable to account for only those rents, issues and profits actually received by it.

               (iii) The Beneficiary or the Trustee may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and except as otherwise provided by any applicable provision of law, the Beneficiary or the Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

               (iv) Upon the completion of any sale or sales made by the Trustee or the Beneficiary under or by virtue of this Article II, the Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty express or implied. The
Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of the Grantor, and this power, being coupled with an interest, shall empower the Trustee in the name and stead of the Grantor, to make all necessary conveyances, assignments, transfers and deliveries of the Premises and rights so sold, and for that purpose the Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, the Grantor hereby ratifying and confirming all that its said attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Grantor, if so requested by the Trustee or the Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustee or the Beneficiary, for that purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under the Grantor.

               (v) In the event of any sale made under or by virtue of this Article III (whether made by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), the entire
Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Notes or in this Deed of Trust to the contrary notwithstanding, become due and payable.

               (vi) Upon any sale made under or by virtue of this
Article III (whether made under the power of sale herein granted by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the Beneficiary may bid for and acquire the Premises or any part thereof or interest therein and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness of the Grantor secured by this Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Beneficiary is authorized to deduct under this Deed.

               (vii) The Beneficiary shall be entitled to recover judgment as aforesaid either before or after or during the pendency of the proceedings for the enforcement of the provisions of this Deed; and the right of the Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any right, power or remedy for the enforcement of the provisions of this Deed, or the foreclosure of the lien hereof;
and in the event of a sale of the Premises, or any part thereof, and of the application of the proceeds of sale, as in this Deed of Trust provided, to the payment of the debt hereby secured, the Beneficiary shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Notes, and to enforce payment of all other charges, payments and costs due under this Deed, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Default Rate. In case of the commencement of any case against the Grantor under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect or any proceedings for its reorganization or involving the liquidation of its assets, then the Beneficiary shall be entitled to prove the whole amount of principal and interest due upon the Notes to the full amount thereof, and all other payments, charges and costs due under this Deed, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Premises, provided, however, that in no case shall the Beneficiary receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Premises and the distribution from the estate of the Grantor.

               (viii) No recovery of any judgment by the Beneficiary and no levy of an execution under any judgment upon the Premises or upon any other property of the Grantor shall affect in any manner or to any extent, the lien of this Deed of Trust upon the Premises or any part thereof, or any liens, rights, powers or remedies of the Beneficiary hereunder, but such liens, rights, powers and remedies of the Beneficiary shall continue unimpaired as before.
(ix) It is understood and agreed that neither the assignment of income, rents, royalties, revenue, issues, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a `mortgagee-in-possession' or otherwise responsible or liable in any manner with respect to the Premises or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof, nor shall appointment of a receiver for the Premises by any court at the request of Beneficiary or by agreement with Grantor or the entering into possession of the Premises or any part thereof by such receiver be deemed to make Beneficiary a `mortgagee-in-possession' or otherwise responsible or liable in any manner with respect to the Premises or the use, occupancy, enjoyment or operation of all or any portion thereof.

          Section 3.03. Payment of Indebtedness After Default. Upon the occurrence of any Event of Default and the acceleration of the maturity hereof, if, at any time prior to foreclosure sale, the Grantor or any other person tenders payment of the amount necessary to satisfy the Indebtedness, the same shall constitute an evasion of the payment terms hereof and/or of the Notes and shall be deemed to be a voluntary prepayment hereunder, in which case such payment must include the premium and/or fee required under the prepayment provision, if any, contained herein or in the Notes. This provision shall be of no force or effect if at the time that such tender of payment is made, the Grantor has the right under this Deed of Trust or the Notes to prepay the Indebtedness without penalty or premium.

          Section 3.04. Possession of the Premises. Upon the occurrence of any Event of Default hereunder, it is agreed that the Grantor, if it is the occupant of the Premises or any part thereof, shall immediately surrender possession of the Premises so occupied to the Beneficiary, and if the Grantor is permitted to remain in possession, the possession shall be as a tenant of the Beneficiary and, on demand, Grantor shall pay to the Beneficiary monthly, in advance, a reasonable rental for the space so occupied and in default thereof Grantor may be dispossessed by the usual summary proceedings. The covenants herein contained may be enforced by a receiver of the Premises or any part thereof. Nothing in this Section 3.04 shall be deemed to be a waiver of the provisions of this Deed of Trust prohibiting the sale or other disposition of the Premises without the Beneficiary's prior written consent.

          Section 3.05. Interest After Default. If any payment due hereunder or under the Notes is not paid when due, whether on any stated due date, any accelerated due date or any other date or at any other time specified under any of the terms hereof or thereof, then, and in such event, the Grantor shall pay interest on the entire outstanding and unpaid principal balance of Indebtedness from and after the date on which such payment first becomes due at the Default Rate and such interest shall be due and payable, on demand, at such rate until such Event of Default shall have been cured or, if such Event of Default shall not have been cured, until the entire amount due is paid to the Beneficiary, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Deed. All unpaid and accrued interest shall be secured by this Deed of Trust as a part of the Indebtedness. Nothing in this
Section 3.05 or in any other provision of this Deed of Trust shall constitute an extension of the time of payment of the Indebtedness.

          Section 3.06. Grantor's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Trustee or the Beneficiary to obtain judgment for the Indebtedness, or of any other nature in aid of the enforcement of the Notes or of this Deed, the Grantor will (i) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, (ii) waive the right to trial by jury and (iii) if required by the Beneficiary, consent to the appointment of a receiver or receivers of the Premises and of all the earnings, revenues, rents, issues, profits and income thereof.

          Section 3.07. Control by Beneficiary After Default. Notwithstanding the appointment of any receiver, liquidator or trustee of the Grantor, or of any of its property, or of the Premises or any part thereof, the Beneficiary shall be entitled to retain possession and control of all property now and hereafter covered by this Deed.

                               ARTICLE IV

                         Concerning the Trustee

          Section 4.01. Acceptance by Trustee. The Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof.

          Section 4.02. Resignation of Trustee. The Trustee may resign at any time upon giving thirty (30) days' notice in writing to the Grantor and to the Beneficiary.

          Section 4.03.  Removal of Trustee.

               (i) Beneficiary shall have the irrevocable power to remove Trustee, and to appoint one or more additional or substitute trustees, without notice and without specifying any reason therefor. Such power of appointment of successor trustees may be exercised as often as and whenever Beneficiary deems it advisable, and the exercise of such power of appointment, no matter how often, shall not be an exhaustion thereof. Grantor, for itself, its successors and assigns, and Trustee herein named or that may be substituted hereunder, expressly waives notice of the exercise of such power and any necessity of making oath or giving bond of any Trustee hereunder. Upon the recordation of such instrument or instruments of appointment, each trustee or trustees so appointed shall thereupon without any further act or deed or conveyance become fully vested with identically the same title and estate in and to the Premises, and with all the rights, powers, trusts, and duties of their, his or its predecessor in the trust hereunder, with like effect as if originally named
Trustee hereunder. No such substitute Trustee shall be required to give a bond for the faithful performance of their, his or its duties unless required to do so by the Beneficiary.

               (ii) The term `Trustee' shall be construed to mean all persons or entities from time to time acting as Trustee hereunder, whether the person or entity named initially as Trustee, or one or more successors in the trust. All title, estate, rights, powers, trusts and duties hereunder given, or appertaining to or devolving upon Trustee shall be in each trustee hereunder so that any action hereunder or purporting to be hereunder of the original, or any successor, trustee shall for all purposes be considered to be, and as effective as, the action of Trustee.

                             ARTICLE V

                            Miscellaneous

          Section 5.01. Credits Waived. The Grantor will not claim nor demand nor be entitled to any credit or credits against the Indebtedness for so much of the taxes assessed against the Premises or any part thereof, as is equal to the tax rate applied to the amount due on this Deed of Trust or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of the Premises or any part thereof by reason of this Deed of Trust or the Indebtedness secured hereby.

          Section 5.02. No Releases. The Grantor agrees, that in the event the Premises (or any part thereof or interest therein) are sold and the Beneficiary enters into any agreement with the then owner of the Premises extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof, the Grantor shall continue to be liable to pay the Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by the Beneficiary.
Section 5.03. Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent by registered mail, return receipt requested, to any party hereto at its address above stated in the case of the Beneficiary, to the attention of John Tucker, Esq., with a copy to Loeb & Loeb LLP, 345 Park Avenue,
New York, New York 10154, Attention: Scott Giordano, Esq., and in the case of the Grantor, to the attention of ______________, with a copy to ______________________________, Attention:
______________, Esq., or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

           Section 5.04. Binding Obligations. The provisions and covenants of this Deed of Trust shall run with the land, shall be binding upon the Grantor and shall inure to the benefit of the Beneficiary, subsequent holders of this Deed, and the respective successors and assigns of the foregoing. For the purpose of this Deed, the term `Grantor' shall include and refer to the Grantor named herein, any subsequent owners of the Premises (or any part thereof or interest therein), and their respective heirs, executors, legal representatives, successors and assigns. If there is more than one Grantor, all their undertakings hereunder shall be deemed joint and several.

           Section 5.05. Legal Construction. The creation of this Deed, the perfection of the lien or security interest in the Premises, and the rights and remedies of the Beneficiary with respect to the Premises, as provided herein and by the laws of the state in which the Premises is located, shall be governed by and construed in accordance with the internal laws of the state in which the Premises is located without regard to principles of conflict of law. Otherwise, to the extent permitted by applicable law, this Deed of Trust and the Notes (including the liability of Grantor for any deficiency following a foreclosure of all or any part of the Premises) shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws, such state being the state where such documents were executed and delivered. Nothing in this Deed, the Notes or in any other agreement between the Grantor and the Beneficiary shall require the Grantor to pay, or the Beneficiary to accept, interest in an amount which would subject the Beneficiary to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due hereunder or under the Notes or any such other agreement which are or could be held to be in the nature of interest and which would subject the Beneficiary to any penalty or forfeiture under applicable law, then ipso facto the obligations of the Grantor to make such payment shall be reduced to the highest rate authorized under applicable law. Should the Beneficiary receive any payment which is or would be in excess of the highest rate authorized under law, such payment shall have been, and shall be deemed to have been, made in error and shall automatically be held by the Beneficiary as additional cash collateral for the Indebtedness.

           Section 5.06. Captions. The captions of the Sections of this Deed of Trust are for the purpose of convenience only and are not intended to be a part of this Deed of Trust and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

           Section 5.07. Further Assurances. The Grantor shall do, execute, acknowledge and deliver, at the sole cost and expense of the Grantor, all and ever such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as the Beneficiary or the Trustee may require from time to time in order to better assure, convey, grant, assign, transfer and confirm unto the Beneficiary, the rights now or hereafter intended to be granted to the Trustee under this Deed, any other instrument executed in connection with this Deed of Trust or any other instrument under which the Grantor may be or may hereafter become bound to convey, mortgage or assign to the Trustee for carrying out the intention of facilitating the performance of the terms of this Deed. The
Grantor hereby appoints the Beneficiary and the Trustee its attorney-in-fact to execute, acknowledge and deliver for and in the name of the Grantor any and all of the instruments mentioned in this Section 5.07 and this power, being coupled with an interest, shall be, irrevocable as long as any part of the Indebtedness remains unpaid.

          Section 5.08. Severability. Any provision of this Deed of Trust which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any person or entity or circumstance shall, as to such jurisdiction, person or entity or circumstance be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other person or entity.

          Section 5.09. Absolute and Unconditional Obligation. The Grantor acknowledges that the Grantor's obligation to pay the Indebtedness in accordance with the provisions of the Notes and this Deed of Trust is and shall a all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Notes or this Deed of Trust or the obligation of the Grantor thereunder to pay the Indebtedness or the obligations of any other person relating to the Notes or this Deed of Trust or the obligations of the Grantor under the Notes or this Deed of Trust or otherwise with respect to the loan secured hereby. The Grantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or cross-claim of any nature whatsoever with respect to the obligation of the Grantor to pay the Indebtedness in accordance with the provisions of the Notes and this Deed of Trust or the obligations of any other person relating to the Notes or this Deed of Trust or obligations of the Grantor under the Notes or this Deed of Trust or otherwise with respect to the loan secured hereby, or in any action or proceeding brought by the Grantor to collect the Indebtedness, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Deed of Trust or any other document or instrument securing repayment of the Indebtedness, in whole or in part.

          Section 5.10.  General Conditions.

               (i) All covenants hereof shall be construed as affording to the Beneficiary rights additional to and not exclusive of the rights conferred under the provisions of any other applicable law.

               (ii) This Deed of Trust cannot be altered, amended, modified or is discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought. The
Grantor acknowledges that the Notes and this Deed of Trust and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Grantor and the Beneficiary with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Note, this Deed of Trust, the Purchase Agreement and such other executed and delivered documents and instruments.

               (iii) No remedy herein conferred upon or reserved to the Beneficiary is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Beneficiary in exercising any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default, or any acquiescence therein. Acceptance of any payment (other than a monetary payment in cure of a monetary default) after the occurrence of an Event of Default shall not be deemed a waiver of or a cure of such Event of Default and every power and remedy given by this Deed of Trust to the Beneficiary may be exercised from time to time as often as may be deemed expedient by the Beneficiary. Nothing in this Deed of Trust or in the Notes shall limit or diminish the obligation of the Grantor to pay the Indebtedness in the manner and at the time and place therein respectively expressed.

               (iv) No waiver by the Beneficiary will be effective unless it is in writing and then only to the extent specifically stated. Without limiting the generality of the foregoing, any payment made by the Beneficiary for insurance premiums, taxes, assessments, water rates, sewer rentals, levies, fees or any other charges affecting the Premises, shall not constitute a waiver of the Grantor's default in making such payments and shall not obligate the Beneficiary to make any further payments.

               (v) The Beneficiary shall have the right to appear in and defend any action or proceeding, in the name and on behalf of the Grantor which the Beneficiary, in its discretion, feels may adversely affect the Premises or this Deed. The Beneficiary shall also have the right to institute any action or proceeding which the Beneficiary, in its discretion, feels should be brought to protect its interest in the Premises or its rights hereunder.
All costs and expenses incurred by the Beneficiary in connection with such actions or proceedings, including, without limitation, reasonable attorneys' fees and expenses and appellate attorneys' fees and expenses, shall be paid by the Grantor on demand and shall be secured by this Deed.

               (vi) In the event of the passage after the date of this Deed of Trust of any law of any governmental authority having jurisdiction hereof or the Premises, deducting from the value of land for the purpose of taxation, affecting any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, so as to affect this Deed, the Grantor shall promptly pay to the Beneficiary, on demand, all taxes, costs and charges for which the Beneficiary is or may be liable as a result thereof; provided that if said payment shall be prohibited by law, render the Notes usurious or subject the Beneficiary to any penalty or forfeiture, then and in such event the Indebtedness shall, at the option of the Beneficiary, be immediately due and payable.

               (vii) The Grantor hereby appoints the Beneficiary as its attorney-in-fact in connection with the personal property and fixtures covered by this Deed, where permitted by law, to file on its behalf any financing statements or other statements in connection therewith with the appropriate public office signed by the Beneficiary, as secured party. This power, being coupled with an interest, shall be irrevocable so long as any part of the Indebtedness remains unpaid.

               (viii) If the Beneficiary purchases the Premises pursuant to a foreclosure under this Deed, or accepts a deed to the Premises in lieu of a foreclosure, the Grantor hereby authorizes the Beneficiary to withhold the amount of tax, if any, required to be withheld under Section 1445 of the Internal Revenue Code of 1986, as amended (or any successor provision thereto), out of any sums payable to the Grantor from such foreclosure sale or assignment in lieu thereof, as the case may be, after payment of all parties other than the Grantor who are entitled to be paid out of any foreclosure or assignment proceeds, as if the Grantor were a foreign person, unless the Grantor certifies its nonforeign status at the time of such foreclosure sale or assignment, as the case may be, by executing and delivering to the Beneficiary a certificate satisfactory to the Beneficiary.

               (ix) The information set forth on the cover hereof is hereby incorporated herein.

               (x) The Grantor acknowledges that it has received a true copy of this Deed of Trust provided without charge.

               (xi) For purposes of this Deed, whenever the circumstances or the context of this Deed of Trust so requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa.

               (xii) The Beneficiary is hereby irrevocably authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) other than tenant security accounts at any time held or other indebtedness at any time owing by the Beneficiary to or for the credit or the account of the Grantor against any and all of the obligations of the Grantor now or hereafter existing under this Deed of Trust and/or Notes. The Beneficiary agrees promptly to notify the Grantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Beneficiary under this paragraph are in addition to other rights and remedies
(including, without limitation, other rights of set-off) which the Beneficiary may have.

               (xiii) If at any time the Grantor believes that the Beneficiary has not acted reasonably in granting or withholding any approval or consent under the Notes, this Deed of Trust or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, as to which approval or consent either the Beneficiary has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require the Beneficiary to act reasonably, then the Grantor's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstances be maintained by the Grantor against the Beneficiary.

               (xiv) This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          Section 5.11.  Intentionally Omitted.

          Section 5.12. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of a number of other deeds of trust, mortgages and assignments of leases and rents and other security documents (hereinafter collectively the `Other
Loan Documents') which secure the Indebtedness in whole or in part. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Beneficiary of any security for or guarantors upon any of the Indebtedness or by any failure, neglect or omission on the part of Beneficiary to realize upon or protect any of the Indebtedness or any collateral security therefor including the Other Loan Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or any disposition of any of the Indebtedness or of any of the collateral security therefor, including the Other Loan Documents without first exercising or enforcing any of its rights and remedies hereunder, or may foreclose, exercise any power of sale, or exercise any other right available under this Deed of Trust without first exercising or enforcing any of its rights and remedies under any or all of the Other Loan Document. Such exercise of Beneficiary's rights and remedies under any or all of the Other Loan Documents shall not in any manner impair the Indebtedness or lien of the Deed of Trust, and any exercise of the rights or remedies of Beneficiary hereunder shall not impair the lien of any of the Other Loan Documents or any of Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Loan
Documents separately or concurrently and in any order that Beneficiary may deem appropriate.

          Section 5.13. Purchase Agreement Paramount. If and to the extent that any of the provisions of this Deed of Trust conflict or are otherwise inconsistent with any provisions of the Purchase
Agreement, the provisions of the Purchase Agreement shall prevail.

          Section 5.14.  State Law Provisions, Waivers and
Agreements.

               (i) For purposes of A.R.S. 33-801 through 821 (the "Deed of Trust Act"), GRANTOR herein shall be the "Trustor". Beneficiary, Trustee and Trustor shall have all rights, benefits and remedies conferred or contemplated by the Deed of Trust Act.
Notwithstanding the foregoing, Beneficiary may, at its option in its sole discretion, elect to foreclose this Deed of Trust judicially as authorized by A.R.S. 33-807. For purposes of this Deed of Trust, the terms "Trustor" and "Grantor" are synonymous.

               (ii) It is Trustor's intention that the obligations of Trustor to pay and perform each and all of the secured obligations be governed according to the express, bargained-for terms hereof and of the other Loan Documents. The interest rate and terms applicable to the Note and the other Loan Documents have been negotiated and agreed to by Beneficiary upon that basis.
Therefore, to the fullest extent allowable under Arizona law, Trustor hereby expressly waives all provisions of Arizona law (including, without limitation, those specifically referenced below) which might otherwise be construed, contrary to the terms of the Loan Documents, to limit the liability of Trustor with respect to the secured obligations, and hereby expressly agrees that no such provision of law shall be applicable to such secured obligations. To that end, Trustor expressly:

                    (A) waives all provisions of A.R.S. 33-814 which purport to limit the time within which an action upon a Deficiency may be commenced, or to eliminate any Deficiency if such an action is not commenced within such time limits, and agrees that such provisions shall not apply to any Deficiency following a trustee's sale under this Deed of Trust; and

                    (B) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of A.R.S. 12-1641-1646, or Arizona Rules of Civil
     Procedure Rule 17(f).

               (iii) Proceeds from any sale under the Deed of Trust Act shall be applied in accordance with A.R.S. 33-812.

               (iv) Usury. Trustor hereby agrees to pay an effective rate of interest that is the sum of the interest rate provided for in the Notes, together with any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan, including, without limitation, the loan fee (as defined in the Notes) and any other fees to be paid by Trustor pursuant to the provisions of the loan documents.

               (v) Grant of Security Interest. Trustor grants to Beneficiary a Security Interest in all present and future right, title, interest, and claims of Trustor in and to any equipment, fixtures, general intangibles, and all other personal property included in the Premises to secure payment and performance of the Obligations. This Deed of Trust is a Security Agreement and a Financing Statement for all purposes of the Uniform Commercial
Code and Beneficiary shall be entitled to all of the rights and remedies of a "secured party" under the Uniform Commercial Code.
Upon its recording in the real property records, this Deed of Trust constitutes a fixture filing under Sections 47-9334 and 47-
9502 of the Uniform Commercial Code, as amended or recodified.
This Deed of Trust shall also be effective as a financing statement covering as extracted collateral (including oil and gas), accounts, and general intangibles under the Uniform
Commercial Code. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.

          IN WITNESS WHEREOF, this Deed of Trust, Assignment of
Rents, Security Agreement and Fixture Filing has been duly executed by the Grantor on the date first above written.


                              AMERICAN WATER STAR, INC., a Nevada
                              corporation


                              By:________________________
                              Name:______________________
                              Title:_____________________

"GRANTOR"

STATE OF            )

                    )  ss:

COUNTY OF           )

          The above instrument was acknowledged before me this ___ day of July, 2005, by __________________, the _______________
of AMERICAN WATER STAR, INC., a Nevada corporation, on behalf of the corporation.


                              ________________________
                              Notary Public


My Commission Expires:


__________________________


                           SCHEDULE A
                               TO
               DEED OF TRUST, ASSIGNMENT OF RENTS,
              SECURITY AGREEMENT AND FIXTURE FILING


Title to Premises: The right, title and interest of the Grantor constitutes good, marketable and insurable title to the Premises fee and clear of all liens other than:


                              NONE